Post-Employment and Other Long-Term Employees Benefits - Weighted Average Assumptions Used in Determination of Benefit Obligation and Plan Assets (Detail)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Benefit Obligation [Abstract]
Discount rate	3.73%	4.18%	1.84%
Salary increase rate	2.17%	2.31%	2.27%
Net Periodic Benefit Cost [Abstract]
Discount rate	4.18%	1.84%	1.45%
Salary increase rate	2.31%	2.27%	2.43%
Expected long-term rates of return on plan assets	2.66%	3.19%	3.44%